UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 29, 2010

LIQUIDMETAL TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-31332	33-0264467
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

30452 Esperanza

Rancho Santa Margarita, California 92688

 (Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (949) 635-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LIQUIDMETAL TECHNOLOGIES, INC.

FORM 8-K

Item 1.01.  Entry into a Material Definitive Agreement.

Item 2.03.  Creation of a Direct Financial Obligation.

On June 25, 2010, Liquidmetal Coatings, LLC (“LMC”), a majority owned independently operated subsidiary of Liquidmetal Technologies, Inc. (the “Company”) and Liquidmetal Coatings Solutions, LLC (“LMCS”), a wholly owned subsidiary of LMC (collectively the “Borrowers”), both Delaware limited liability companies, entered into a Credit Agreement (“Credit Agreement”) with Enterprise Bank & Trust (“Enterprise”) and retired its loan agreements with Bank Midwest, N.A.

The Credit Agreement provides for a total loan availability of $3.7 million, consisting of a $1.5 million term loan, a revolving loan of up to $2 million, and equipment loans of up to $0.2 million.  The term loan portion of the Credit Agreement is evidenced by a Term Note (the “Term Note”) issued by the Borrowers to Enterprise in the principal amount of $1.5 million and having a maturity date of June 25, 2013.  The revolving loan portion of the Credit Agreement is evidenced by a Revolving Credit Note (the “Revolving Note”) issued by the Borrowers to Enterprise of up to $2 million and having a maturity date of June 24, 2011.  Borrowing availability under the Revolving Note is based on a percentage of the Borrowers’ eligible receivables and inventory.  The Borrowers obligations under the Credit Agreement are secured by a blanket security interest in all of the Borrowers’ assets as well as the Company’s majority interest in LMC.  Pursuant to a subordination agreement between C3 Capital Partners, L.P., C3 Capital Partners II, L.P. (collectively the “C3 Entities”) and Enterprise, Enterprise’s security interest in the assets is senior to the C3 Entities’ security interest in the same assets.

Interest on the Term Note accrues on the outstanding principal amount at the rate of 7% per annum.  The Borrowers are required to make monthly payments of principal and interest under the Term Note, with monthly payments of (i) $50,000.00 during months 1 through 12, (ii) $41,667.00 during months 13 through 24 and (iii) $33,333.00 during months 25 through 36.  All remaining principal and interest shall be due and payable upon the maturity date.  Interest accrues on the Revolving Note at the rate of (i) libor plus 3.75% or (ii) 6% whichever is greater.  The Borrowers will make monthly interest payments on the Revolving Note until June 24, 2011, at which point the Borrowers will pay all remaining principal and interest.  The Borrowers have the right to prepay the Term Note and the Revolving Note, in whole or in part, at any time without penalty or premium.

Item 9.01.  Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.

	By:	/s/ Larry Buffington
Larry Buffington,
President and Chief Executive Officer
Date: June 29, 2010

EXHIBIT INDEX

Exhibit Number	Description

10.1	Credit Agreement dated June 23, 2010 between Enterprise Bank & Trust, Liquidmetal Coatings, LLC and Liquidmetal Coatings Solutions, LLC.

10.2	Revolving Credit Note dated June 23, 2010 between Enterprise Bank & Trust, Liquidmetal Coatings, LLC and Liquidmetal Coatings Solutions, LLC.

10.3	Term Note dated June 23, 2010 issued by Liquidmetal Coatings, LLC and Liquidmetal Coatings Solutions, LLC to Enterprise Bank & Trust in the original principal amount of $1.5 million.

10.4	Security Agreement dated June 23, 2010 between Enterprise Bank & Trust, Liquidmetal Coatings, LLC and Liquidmetal Coatings Solutions, LLC.

10.5	Pledge Agreement, dated June 23, 2010 between Enterprise Bank & Trust and Liquidmetal Technologies, Inc.